Consent of Independent Certified Public Accountant
               --------------------------------------------------


     I consent to the use in this Registration Statement on Form SB-2 of my report dated May 25, 2001, relating to the financial statements of Plushzone, Inc., SEC File No. 333-63794, and to the reference to my firm under the caption "Experts" in the Prospectus.


                                          /s/ Tim Quintanilla

                                          A Professional Accountancy Corporation
                                          Laguana Niguel, California

                                          December 7, 2001


























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